 PROSPECTUS SUPPLEMENT

NORTHERN FUNDS — MULTI-MANAGER FUNDS
SUPPLEMENT DATED MAY 23, 2008 TO PROSPECTUS DATED JULY 31, 2007

The last sentence of the fourth paragraph on page 3 is amended and restated as follows:

In addition to providing these services, the Investment Advisers manage the cash portion of each Fund as well as the Multi-Manager International Equity Fund’s investments in emerging markets.

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On May 9, 2008, the Board of the Multi-Manager Funds (the “Board”) approved the appointment of Systematic Financial Management, L.P. (“Systematic”) to sub-advise a portion of the Multi-Manager Mid Cap Fund (“Mid Cap Fund”) effective June 9, 2008. Upon the recommendation of the Mid Cap Fund’s Investment Advisers, Northern Trust Global Advisors, Inc. and Northern Trust Investments, N.A., the Board determined that the hiring of Systematic would be in the best interests of the shareholders. A discussion regarding the Board’s basis for approving the Mid Cap Fund’s sub-advisory agreement with Systematic will be available in an Information Statement to shareholders in early June as well as the Mid Cap Fund’s semi-annual report to shareholders for the period ending September 30, 2008.

Accordingly, the paragraph below is added to the “Fund Management — Multi-Manager Mid Cap Fund” section on page 19 of the Prospectus:

Systematic Financial Management, L.P. (“Systematic”). Systematic has managed a portion of the Mid Cap Fund since June 9, 2008. Systematic is located at 300 Frank W. Burr Blvd., Teaneck, NJ 07666 and was founded in 1982. As of December 31, 2007, Systematic had assets under management of approximately $9.6 billion. Ron Mushock is the Portfolio Manager primarily responsible for the day-to-day management of the portion of the Mid Cap Fund managed by Systematic. Mr. Mushock has been with Systematic since 1997 and is a partner in the firm. The Systematic team uses a bottom-up, fundamentally based approach to selecting stocks, investing in companies it believes have a combination of attractive valuations and a positive earnings catalyst.

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On May 9, 2008, the Board also approved the termination of Goldman Sachs Asset Management, L.P. (“GSAM”) as a sub-adviser to the Multi-Manager Small Cap Fund (the “Small Cap Fund”), effective May 16, 2008, and appointed OFI Institutional Asset Management, Inc. (“OFI”) to sub-advise the portion of the Small Cap Fund previously managed by GSAM, effective May 28, 2008. Upon the recommendation of the Small Cap Fund’s Investment Advisers, Northern Trust Global Advisors, Inc. and Northern Trust Investments, N.A., the Board determined that the change would be in the best interests of the shareholders. A discussion regarding the Board’s basis for approving the Small Cap Fund’s sub-advisory agreement with OFI will be available in an Information Statement to shareholders in early June as well the Small Cap Fund’s semi-annual report to shareholders for the period ending September 30, 2008.

Accordingly, the paragraph regarding GSAM in the “Fund Management — Multi-Manager Small Cap Fund” section starting on page 19 of the Prospectus is deleted and replaced with the following:

OFI Institutional Asset Management, Inc. (“OFI”). OFI has managed a portion of the Small Cap Fund since May 28, 2008. OFI is located at 2 World Financial Center, New York, NY 10281 and was founded in 2001. As of December 31, 2007, OFI had assets under management of approximately $12.7 billion. David E. Schmidt, Chief Investment Officer of OFI, is the Portfolio Manager primarily responsible for the day-to-day management of the portion of the Fund managed by OFI. Mr. Schmidt joined the firm in 1994. The OFI team uses a quantitative approach to investment management, seeking to neutralize size, style and sector exposures relative to the Russell 2000 Value Index. In that way, the bottom up stock selection is the primary source of alpha.

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On February 15, 2008, the Board of the Multi-Manager Funds (the “Board”) approved the termination of Oechsle International Advisors, LLC (“Oechsle”) as a sub-adviser to the Multi-Manager International Equity Fund (the “Fund”), effective February 20, 2008, and appointed William Blair & Company, LLC to sub-advise the portion of the Fund previously managed by Oechsle, effective March 3, 2008. Upon the recommendation of the Fund’s Investment Advisers, Northern Trust Global Advisors, Inc. and Northern Trust Investments, N.A., the Board determined that the change would be in the best interests of the shareholders. A discussion regarding the Board’s basis for approving the Fund’s sub-advisory agreement with William Blair will be available in the Fund’s annual report to shareholders for the period ending March 31, 2008. From February 21 until March 3, 2008, the Investment Advisers of the Fund managed the portion of the Fund previously managed by Oechsle.

Accordingly, the paragraph regarding Oechsle in the “Fund Management — Multi-Manager International Equity Fund” section on page 18 of the Prospectus is deleted and replaced with the following:

William Blair & Company, LLC (“William Blair”). William Blair has managed a portion of the Fund since March 2008. William Blair is located at 222 West Adams Street, Chicago, Illinois and was founded in 1935. As of December 31, 2007, William Blair had assets under management of approximately $49 billion. W. George Greig is the Portfolio Manager primarily responsible for the day-to-day management of the portion of the Fund managed by William Blair. Mr. Greig has been with William Blair since 1996. Mr. Greig is a Partner and leader of the International Team. The William Blair team uses a bottom-up, fundamental approach to selecting stocks, investing in companies that possess a durable business franchise and sustainable competitive advantage.

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The last sentence of the “Derivatives Risk” disclosure on page 7 of the Prospectus under “Risks that apply to all Funds” is amended and restated as follows:

The Funds may use derivatives to hedge against market declines, in anticipation of the purchase of securities or for liquidity management purposes.

The paragraph regarding UBS Global Asset Management (Americas) Inc. in the “Fund Management — Multi-Manager International Equity Fund” section beginning on page 18 of the Prospectus is amended and restated as follows:

UBS Global Asset Management (Americas) Inc. (“UBS”). UBS, a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment adviser registered with the SEC. UBS began managing a portion of the Fund on August 30, 2007. As of March 31, 2007, UBS had approximately $152.5 billion in assets under management. Vincent Willyard is the lead portfolio manager primarily responsible for the day-to day management of the Fund. Mr. Willyard is the Head of Global ex-US Growth Equities at UBS. He has been a Managing Director of UBS since July 2007. From July 2005 until July 2007 he served as a Managing Director and lead Portfolio Manager at Nicholas-Applegate. From September 1994 to June 2005, he was a Portfolio Manager for Duncan-Hurst Capital Management (“Duncan Hurst”) and served two years as a quantitative and performance analyst with Duncan Hurst. UBS employs an aggressive growth strategy, seeking companies undergoing positive sustainable fundamental change.

The following paragraph is added to the “Fund Management — Multi-Manager Small Cap Fund” section beginning on page 19 of the Prospectus:

Copper Rock Capital Partners LLC (“Copper Rock”). Copper Rock began managing a portion of the Fund in November 2007. Copper Rock, a Delaware limited liability company located at 200 Clarendon Street, Boston Massachusetts 02116, is an investment adviser registered with the SEC. As of June 30, 2007, Copper Rock had approximately $2.4 billion in assets under management. Tucker Walsh and Michael Malouf, CFA are primarily responsible for the day-to-day management of Copper Rock’s portion of the Fund’s assets. Mr. Walsh is the founder and Chief Executive Officer of Copper Rock. Prior to founding Copper Rock in 2005, Mr. Walsh worked for State Street Research from 1997 to 2005 and served as Managing Director and Head of the Small Cap Growth team beginning in 1999. Mr. Malouf is also a founding partner and President of Copper Rock. Prior to joining the firm in 2005, he was self-employed from 2003-2005, during which time he focused on real estate development and advised Primena Corporation (from 2004 to 2005), a company that provides three dimensional graphics to investment professionals. Prior to that period, Mr. Malouf held the position of Managing Director and Head of Small Cap Growth Investing at Neuberger Berman from 1998 to 2002. Copper Rock’s investment approach is to seek to add value through a fundamental, bottom-up stock selection process combined with a strong sell discipline.

The second through fourth paragraphs under “Risks, Securities and Techniques” on page 38 of the Prospectus are amended and restated as follows:

Derivatives. The Funds may purchase certain “derivative” instruments for hedging purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices. Derivative securities include futures contracts, options, interest rate and currency swaps, equity swaps, forward currency contracts and structured securities (including collateralized mortgage obligations and other types of asset-backed securities, “stripped” securities and various floating rate instruments, including leveraged “inverse floaters”).

Investment Strategy. Under normal market conditions, a Fund may, to a moderate extent invest, in derivative securities including options, futures, forward currency contracts and currency and equity swaps if the potential risks and rewards are consistent with the Fund’s objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Fund may make more significant investments in derivatives. The Funds may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position, in anticipation of the purchase of securities or for liquidity management purposes. The Funds do not intend to use derivatives for speculative purposes (i.e., to invest for potential income or capital gain).

Special Risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the Sub-Advisers is accurate.

The paragraph captioned “Structured Securities” on pages 42-43 of the Prospectus is deleted in its entirety.

The paragraph captioned “Asset-backed Securities” on pages 43-44 is deleted in its entirety.

The disclosure related to Equity Swaps, Forward Currency Exchange Contracts, Futures Contracts and Related Options and Options on pages 44-48 is amended to provide that the Funds will only use such instruments for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes and not for speculative purposes or to seek to enhance total return.

The section entitled “Interest Rate Swaps, Currency Swaps, Total Rate of Return Swaps, Credit Swaps, and Interest Rate Floors, Caps and Collars” on pages 46-47 of the Prospectus is amended and restated in its entirety as follows:

Currency Swaps. Currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive specified amounts of currency.

Investment Strategy. To the extent consistent with their respective investment objectives and strategies, the Funds may enter into currency swap transactions for hedging purposes.

Special Risks. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If a Sub-Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Fund may not be able to terminate its obligations when desired.

This supplement replaces the supplements to the Prospectus dated
March 6, 2008 and November 26, 2007.

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